THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2022

Supplement dated May 13, 2022

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-877-778-2100.

We are issuing this supplement to update, effective May 1, 2022, the current expenses associated with the Templeton Foreign VIP Fund.

PROSPECTUS CHANGES

In the section entitled “Appendix A: Portfolios Available Under the Contract,” in the appendix of available portfolios, the row containing information for the Templeton Foreign VIP Fund is updated to reflect the following (all other portfolio information in the appendix remains unchanged):

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year
Seeks long-term capital growth.	Templeton Foreign VIP Fund - Class 1 Adviser: Templeton Investment Counsel, LLC	0.82%	4.44%	2.97%	4.27%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2022-PROSUPP-1-DP